Page 18 of 19 Pages

                                    EXHIBIT A

                             JOINT FILING AGREEMENT

         The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of Sybase, Inc., dated as of February 13, 2001, is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.



Date:  February 13, 2001        WINSTON PARTNERS, L.P.

                                By:     Chatterjee Fund Management, L.P.,
                                        General Partner

                                By:     Purnendu Chatterjee,
                                        General Partner

                                By:     /S/ PETER HURWITZ
                                        -----------------------------------
                                        Peter Hurwitz
                                        Attorney-in-Fact


Date: February 13, 2001         CHATTERJEE FUND MANAGEMENT, L.P.

                                By:      Purnendu Chatterjee,
                                         General Partner

                                By:     /S/ PETER HURWITZ
                                        -----------------------------------
                                        Peter Hurwitz
                                        Attorney-in-Fact


Date: February 13, 2001         WINSTON PARTNERS II LDC

                                By:     /S/ PETER HURWITZ
                                        -----------------------------------
                                        Peter Hurwitz
                                        Attorney-in-Fact


Date: February 13, 2001         WINSTON PARTNERS II LLC

                                By:     Chatterjee Advisors LLC, its Manager

                                By:     /S/ PETER HURWITZ
                                        -----------------------------------
                                        Peter Hurwitz
                                        Manager

                                                             Page 19 of 19 Pages


Date: February 13, 2001         CHATTERJEE ADVISORS LLC

                                By:     /S/ PETER HURWITZ
                                        -----------------------------------
                                        Peter Hurwitz
                                        Manager


Date: February 13, 2001         CHATTERJEE MANAGEMENT COMPANY

                                By:     /S/ PETER HURWITZ
                                        -----------------------------------
                                        Peter Hurwitz
                                        Vice President


Date: February 13, 2001         PURNENDU CHATTERJEE

                                By:     /S/ PETER HURWITZ
                                        -----------------------------------
                                        Peter Hurwitz
                                        Attorney-in-Fact